FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 19, 2005


                           FINANCIAL MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                      0-32923                  33-0198542
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                   Identification Number)

                           2355 Main Street, Suite 120
                                Irvine, CA 92614
                    (Address of principal executive offices)


                                 (949) 486-1711
              (Registrant's telephone number, including area code)


                           Giant Jr. Investments Corp.
                                 2575 McCabe Way
                                Irvine, CA 92614
          (Former Name or Former Address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On September 19, 2005, the Company entered into an Agreement and Plan of Reorganization, as amended on September 21, 2005 (the "Agreement"), pursuant to which the Company will acquire all of the issued and outstanding common stock of Wallstreet Direct, Inc. ("Wallstreet") in exchange for up to 20,000,000 shares of the Company's common stock. Upon the closing of the exchange transaction, (a) Wallstreet will become a wholly-owned subsidiary of the Company; and (b) the current Company shareholders will own 4,394,529 shares, or approximately 18 %, of the issued and outstanding shares of the Company's common stock, and the former shareholders of Wallstreet will own 20,000,000 shares, or approximately 82%, of the issued and outstanding shares of the Company's common stock.

The closing is subject to various terms and conditions, including among other things, the completion of due diligence, the approval of the Board of Directors of the Company, the approval of the Board of Director and the shareholders of Wallstreet and the receipt by the Company of audited financial statements of Wallstreet.

It is anticipated that the present management of both the Company and Wallstreet will remain in place after the Closing.

The transaction, which is intended to be structured as a tax-free reorganization, is scheduled to close on or before November 25, 2005. However, there is no assurance that it will close within that time frame or at all.

On September 19, 2005, the Company published a press release announcing the signing of the Agreement with Wallstreet, a copy of which press release is attached to this Report as Exhibit 99.3.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

      (a)   Financial statements of businesses acquired.

            Not Applicable.

      (b)   Pro forma financial information.

            Not Applicable.

      (d)   Exhibits

            Copies of the following documents are included as exhibits to this report pursuant to Item 6.01 of Regulation S-B under the Act.

      No.1     Title
      ----     -----

      2.1 Agreement and Plan of Reorganization between the Company and Wallstreet Direct, Inc. dated September 19, 2005.

      2.2 Amendment to the Agreement and Plan of Reorganization between the Company and Wallstreet Direct, Inc. dated September 21, 2005.

      99.3  Press Release dated September 19, 2005.

                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Financial Media Group, Inc.



Date: September 23, 2005                       /s/ Javan Khazali
                                               -----------------
                                               Javan Khazali
                                               President